SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 20, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                  0-31789                 56-2317250
-------------------------------        ------------       ----------------------
(State or other jurisdiction           (File No.)            (IRS Employer
     of incorporation)                                    Identification Number)

  365 Broad Street, Bloomfield, New Jersey                           07003
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600
                                                    -----------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 8.01 OTHER EVENTS
----------------------

     The Registrant held its 2005 Annual Meeting of Stockholders on January 20, 2005. At the meeting, Stanley Obal and Vincent S. Rospond were reelected as directors. Stockholders also approved the 2005 Stock Option Plan and 2005 Restricted Stock Plan and ratified the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2005.

     The Registrant is the holding company for American Savings Bank of NJ, a federally chartered stock savings bank which conducts business from its main office in Bloomfield, New Jersey and one branch office in Cedar Grove, New Jersey. The Bank expects to open an additional branch office in Verona, New Jersey in the late 2005.

     On January 21, 2005, the Registrant issued a press release to report the matters approved and the nominees elected at the annual meeting. A copy of the press release is furnished with this Form 8-K as exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     Exhibit
     Number                   Description
     -------                  -----------

       99             Press Release dated January 21, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   ASB HOLDING COMPANY



Date: January 21, 2005             By: /s/ Eric B. Heyer
                                       -----------------------------------------
                                       Eric B. Heyer
                                       Senior Vice President and Chief Financial
                                       Officer